Exhibit 99.1
Ellington Financial Announces Common Stock Authorization

OLD GREENWICH, Conn., May 22, 2023—Ellington Financial Inc. (NYSE: EFC) (the "Company") today announced that at its annual meeting of stockholders held on Tuesday May 16, 2023, its stockholders voted to adopt an amendment to its Certificate of Incorporation (its “Charter”) to increase the authorized number of shares of its common stock from 100,000,000 to 200,000,000 shares, with a corresponding increase in the total authorized number of shares from 200,000,000 to 300,000,000 shares (the “Share Increase”).

The Company has filed with the Secretary of State of the State of Delaware an amendment to its Charter to effect the Share Increase, which together with the stockholders’ approval of the Share Increase, satisfied the Common Stock Authorization as defined in the certificate of designations (the “Certificate of Designations”) of the Company’s 8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”). The Common Stock Authorization was finalized on May 17, 2023.

In addition, the Company announced that its Board of Directors has passed a resolution reserving the shares of common stock that may be issuable upon a full exercise by the holders of Series C Preferred Stock of their conversion rights pursuant to Section 7 of the Certificate of Designations, up to the Exchange Cap (as defined in the Certificate of Designations). As such, the conversion rights of holders of the Series C Preferred Stock described in the Certificate of Designations are no longer contingent on the Common Stock Authorization.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company's actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in mortgage default rates and prepayment rates, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, the Company's ability to maintain its qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the Company's website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Financial
Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans, reverse mortgage loans, residential and commercial mortgage-backed securities, consumer loans and asset-

backed securities backed by consumer loans, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.